SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION OF THE LISTED FUNDS:

DWS Emerging Markets Fixed Income Fund
DWS Global Bond Fund
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Effective on or about March 31, 2011, DWS Emerging Markets Fixed Income Fund will change its name to DWS Enhanced Emerging Markets Fixed Income Fund and DWS Global Bond Fund will change its name to DWS Enhanced Global Bond Fund.

Effective on or about March 31, 2011, the following non-fundamental investment policies are hereby deleted from the INVESTMENT RESTRICTIONS section of each fund’s Statement of Additional Information Part I:

(8) the fund may not purchase options, unless the aggregate premiums paid on all such options held by the fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets.

(9) the fund will not sell put options if, as a result, more than 50% of the fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon.

(11) the fund may engage in currency transactions primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value.

(12) the fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging.

Effective on or about March 31, 2011, the following disclosure is added to APPENDIX I-I – INVESTMENT PRACTICES AND TECHNIQUES of each fund’s Statement of Additional Information Part I:

Currency Strategies

Effective on or about March 31, 2011, the following disclosure is added to APPENDIX II-G – INVESTMENT PRACTICES AND TECHNIQUES of each fund’s Statement of Additional Information Part II:

Currency Strategies.  In addition to a fund’s main investment strategy, certain funds seek to enhance returns by employing proprietary quantitative, rules-based methodology currency strategies using derivatives (contracts whose value are based on, for example, indices, currencies or securities), in particular forward currency contracts.  These currency strategies are long/short rules based strategies that offers a core approach to currency investing by investing across a diversified pool of developed and emerging market currencies. There are three strategies:

 Carry strategy: Carry trades are widely known in currency markets.  In a carry trade low interest rate currencies are systematically sold and high interest rate currencies are systematically bought. Such a strategy seeks to exploit what academics call “forward-rate bias” or the “forward premium puzzle”, that is, circumstances where the forward rate is not an unbiased estimate of the future spot.  Positive returns may occur when an investor’s gain from interest rate differentials between the high yielding and low yielding jurisdictions exceeds any losses from currency rate movements between the relevant currencies.

 Momentum strategy: This strategy is based on the observation that many exchange rates have followed multi-year trends. A strategy that follows a multi-year trend may make positive returns over time. The segmentation of currency market participants with some acting quickly on news while others respond more slowly is one reason why, in some circumstances, trends may emerge and can be protracted.

 Valuation strategy: This strategy is based on the observation that in the long-term, currencies have tended to move toward their “fair value”. The goal of the valuation strategy is to seek a profit for the fund by systematically buying “undervalued” currencies and selling “overvalued” currencies in the medium-term.

The success of the currency strategies depends, in part, on the effectiveness and implementation of portfolio management’s proprietary models.  If portfolio management’s analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the currency strategies.

As part of the currency strategies, a fund will be exposed to the risks of non-US currency markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the US or abroad.  As a result, the fund’s exposure to foreign currencies could cause lower returns or even losses to the fund.  Although portfolio management seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that it will successfully limit such risks.

Please Retain This Supplement for Future Reference

February 1, 2011